Answers.com Reports Q2 2010 Financial Results

Traffic Up 21% Year-over-Year; $1.49 Million Cash Flow from Operations

New York, NY, August 9, 2010 - Answers Corporation (NASDAQ: ANSW), creators of the leading answer engine Answers.com®, which includes the properties WikiAnswers® and ReferenceAnswers™, today reported unaudited financial results for its second quarter ended June 30, 2010.

“The past few months were a big turning point for our product direction. As promised, we launched a streamlined new Mobile Answers.com. We connected to the Facebook and Twitter social media platforms, with more to come. And we launched Video.Answers.com, with 200,000 videos, to promote user engagement,” said Robert Rosenschein, Chairman and CEO. “We experienced 21% year-over-year traffic growth in Q2. According to comScore, our 40.4 million unique monthly visitors in June ranked Answers.com #22 in the U.S. And we have topped 9 million answers in our user-generated database. We are confident in our position in the large and growing Q&A space and excited going into the strongest season of the year.”

“The company’s single most important development initiative in progress is the creation of a new automated Reputation Management System (RMS),” said Jeff Schneiderman, Chief Technical Officer. “This will help us monitor and improve user-generated content quality, promoting the best answers. We believe this proprietary algorithm should contribute to traffic, revenue, database value, and user satisfaction alike.”

Financial and Traffic Results at a Glance
(in thousands – except page views)

Quarterly Results (Unaudited)	Q2 - 2009	Q2 - 2010	Change
Revenues	$5,004	$5,020	-
Operating income	$1,215	$790	(35%)
Adjusted EBITDA	$1,895	$1,381	(27%)
WikiAnswers average daily page views	6,082,000	8,578,000	41%
ReferenceAnswers average daily page views	2,965,000	2,399,000	(19%)
Total Answers.com average daily page views	9,047,000	10,977,000	21%

Year-to-Date Results (Unaudited)	Six months ended June 30
	2009	2010	Change
Revenues	$9,750	$10,746	10%
Operating income	$2,311	$2,017	(13%)
Adjusted EBITDA	$3,637	$3,221	(11%)
WikiAnswers average daily page views	5,712,000	8,785,000	54%
ReferenceAnswers average daily page views	2,973,000	2,567,000	(14%)
Total Answers.com average daily page views	8,685,000	11,352,000	31%

See Appendix A of this earnings release for the 2009 and 2010 quarterly revenue, traffic and RPM data of our two Web properties.

Conference Call

Answers.com will host a conference call today, August 9, 2010, at 4:30 P.M. (Eastern Time) to be broadcast over the Internet at http://ir.answers.com. To participate via telephone, please dial (888) 396-3782 and request the Answers call. A replay will be available on the site shortly after the call.

About Answers Corporation

Answers Corporation (NASDAQ: ANSW) owns and operates Answers.com, the leading Q&A site, which includes WikiAnswers and ReferenceAnswers. The site supports English, French, Italian, German, Spanish, and Tagalog (Filipino). WikiAnswers is a community-generated social knowledge Q&A platform, leveraging wiki-based technologies. Through the contributions of its large and growing community, answers are improved and updated over time. The award-winning ReferenceAnswers includes content on millions of topics from over 250 licensed dictionaries and encyclopedias from leading publishers, including Houghton Mifflin, Barron's and Encyclopedia Britannica. (answ-f)

Answers.com, WikiAnswers and ReferenceAnswers are trademarks of Answers Corporation. All other marks belong to their respective owners.

For investor information, visit http://ir.answers.com.

Follow www.Answers.com on Twitter as http://twitter.com/answersdotcom.

Cautionary Statement

Some of the statements included in this press release are forward-looking statements that involve a number of risks and uncertainties, including, but not limited to, statements regarding future market opportunity and future financial performance. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Important factors may cause our actual results to differ materially, including, but not limited to, our ability to maintain or improve monetization; our ability to maintain or improve traffic; a decision by Google or other search engines to block our pages from users' search results or otherwise adjust their algorithms in a manner detrimental to us, as experienced in July 2007; a potential termination of our Google Services Agreement; a failure of Answers.com to experience continued growth in accordance with our expectations; the effects of facing liability for any content displayed on Answers.com; potential claims that we are infringing the intellectual property rights of any third party; an increasingly competitive environment for our business; and other risk factors identified from time to time in our SEC filings. Any forward-looking statements set forth in this press release speak only as of the date of this press release. We do not intend to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof. This press release and prior releases are available at ir.answers.com. The information in Answers.com’s website is not incorporated by reference into this press release and is included as an inactive textual reference only.

Non-GAAP Financial Measures

This press release, and the accompanying tables, include both financial measures in accordance with U.S. generally accepted accounting principles, or GAAP, as well as non-GAAP financial measures, including “Adjusted EBITDA”. The tables attached to this press release include reconciliations of these non-GAAP financial measures to the nearest GAAP financial measures. In addition, an “Explanation of Non-GAAP Financial Measures” is set forth in Appendix B attached to this press release.

(Tables and Explanation of Non-GAAP Financial Measures, to follow)

Contact:

Bruce D. Smith, CFA
Chief Strategic Officer
bruce@answers.com
646.502.4780

Answers Corporation

Unaudited Condensed Consolidated Statements of Operations
(in thousands)

	Three months ended June 30		Six months ended June 30
	2009	2010	2009	2010
	$	$	$	$
Revenues:
Advertising revenue-
WikiAnswers	3,400	3,992	6,562	8,481
ReferenceAnswers	1,585	1,012	3,152	2,230
Answers service licensing	19	16	36	35
	5,004	5,020	9,750	10,746

Costs and expenses:
Cost of revenue	1,166	1,315	2,225	2,752
Research and development	817	1,140	1,690	2,201
Community development and marketing	558	660	1,057	1,404
General and administrative	1,248	1,115	2,467	2,372
Total operating expenses	3,789	4,230	7,439	8,729

Operating income	1,215	790	2,311	2,017

Interest income (expense), net	(362)	13	(449)	24
Other income (expense), net	(9)	12	6	4
Gain (loss) resulting from fair value adjustment of warrants	(4,385)	1,468	(2,375)	2,083

Income (loss) before income taxes	(3,541)	2,283	(507)	4,128

Income tax expense, net	(78)	(160)	(72)	(251)

Net Income (loss)	(3,619)	2,123	(579)	3,877

Answers Corporation

Non-GAAP Financial Measures and Reconciliation of Non-GAAP Financial Measures
to the nearest comparable GAAP Measures
(in thousands)

	Three months ended June 30		Six months ended June 30
	2009	2010	2009	2010
Adjusted Cost of Revenue
Cost of revenue	$1,166	$1,315	$2,225	$2,752
Stock-based compensation expense	(35)	(24)	(69)	(52)
Depreciation and amortization	(186)	(216)	(323)	(419)

	$945	$1,075	$1,833	$2,281

Adjusted Research and Development
Research and development	$817	$1,140	$1,690	$2,201
Stock-based compensation expense	(84)	(64)	(166)	(137)
Depreciation and amortization	(32)	(35)	(65)	(70)

	$701	$1,041	$1,459	$1,994

Adjusted Community Development and Marketing
Community development and marketing	$558	$660	$1,057	$1,404
Stock-based compensation expense	(33)	(37)	(66)	(72)
Depreciation and amortization	(15)	(17)	(33)	(34)

	$510	$606	$958	$1,298

Adjusted General and Administrative
General and administrative	$1,248	$1,115	$2,467	$2,372
Stock-based compensation expense	(229)	(155)	(465)	(332)
Depreciation and amortization	(66)	(43)	(139)	(88)

	$953	$917	$1,863	$1,952

Adjusted Operating Expenses
Operating expenses	$3,789	$4,230	$7,439	$8,729
Stock-based compensation expense	(381)	(280)	(766)	(593)
Depreciation and amortization	(299)	(311)	(560)	(611)

	$3,109	$3,639	$6,113	$7,525

Adjusted EBITDA
Net income (loss)	$(3,619)	$2,123	$(579)	$3,877
Income tax (benefit) expense	78	160	72	251
(Gain) loss resulting from fair value adjustment of warrants, net	4,385	(1,468)	2,375	(2,083)
Other (income) expense	9	(12)	(6)	(4)
Interest (income) expense	362	(13)	449	(24)
Stock-based compensation expense	381	280	766	593
Depreciation and amortization	299	311	560	611

	$1,895	$1,381	$3,637	$3,221

See discussion regarding Adjusted EBITDA in Appendix B of this earnings release for an explanation of the reconciling items noted above.

Answers Corporation

Unaudited Condensed Consolidated Statements of Cash Flows
(in thousands)

	Six months ended June 30
	2009	2010
	$	$
Operating activities:

Net income (loss)	(579)	3,877

Adjustments to reconcile net income (loss) to net cash flows from operating activities:
Depreciation and amortization	556	611
Increase in deposits in respect of employee severance obligations	(193)	(47)
Increase in liability in respect of employee severance obligations	149	122
Stock-based compensation to employees and directors	766	593
Increase in deferred tax asset	-	(9)
Increase (decrease) in deferred tax liability	(45)	1
Fair value adjustments of warrants, net	2,375	(2,083)
Loss on disposal of property and equipment	6	21
Increase in short-term deposits	-	(150)
Gain (loss) from exchange rate differences	(16)	6
Changes in operating assets and liabilities:
Decrease in accounts receivable, and prepaid expenses and other current assets	336	197
Decrease in prepaid expenses, long-term, and other assets	20	111
Decrease in accounts payable	(231)	(48)
Increase (decrease) in accrued expenses, accrued compensation and other current liabilities	230	(139)
Net cash provided by operating activities	3,374	3,063

Investing activities:
Capital expenditures	(1,078)	(511)
Increase in long-term deposits	(7)	(9)
Purchases of marketable securities	-	(3,516)
Net cash used in investing activities	(1,085)	(4,036)

Financing activities:
Repayment of capital lease obligation	(39)	(41)
Dividends paid	(206)	(390)
Exercise of common stock options	128	59
Redpoint financing, net of issuance costs	6,480	-
Net cash provided by (used in) financing activities	6,363	(372)

Effect of exchange rate changes on cash and cash equivalents	14	15

Net increase (decrease) in cash and cash equivalents	8,666	(1,330)

Cash and cash equivalents at beginning of period	11,739	22,234

Cash and cash equivalents at end of period	20,405	20,904

Answers Corporation

Unaudited Condensed Consolidated Balance Sheets
(in thousands, except for share and per share data)

	December 31	June 30
	2009	2010
	$	$
Assets

Current assets:
Cash and cash equivalents	22,234	20,904
Marketable securities	795	4,334
Short-term deposits (restricted)	-	150
Accounts receivable	2,350	2,089
Prepaid expenses and other current assets	907	918
Deferred tax asset	34	34
Total current assets	26,320	28,429

Long-term deposits (restricted)	276	284

Deposits in respect of employee severance obligations	1,756	1,853

Property and equipment at cost, net of $2,464 and $2,423 accumulated depreciation as of December 31, 2009 and June 30, 2010, respectively	1,858	1,959

Other assets:
Intangible assets, net of $657 and $719 accumulated amortization as of December 31, 2009 and June 30, 2010, respectively	797	735
Goodwill	437	437
Prepaid expenses, long-term, and other assets	167	55
Deferred tax asset, long-term	14	24
Total other assets	1,415	1,251

Total assets	31,625	33,776

Liabilities and stockholders' equity

Current liabilities:
Accounts payable	403	517
Accrued expenses and other current liabilities	774	721
Accrued compensation	1,009	999
Capital lease obligation – current portion	82	65
Total current liabilities	2,268	2,302

Long-term liabilities:
Liability in respect of employee severance obligations	1,838	2,015
Capital lease obligation, net of current portion	24	-
Deferred tax liability	38	39
Series A and Series B Warrants	8,008	5,925
Total long-term liabilities	9,908	7,979

Commitments and contingencies

Series A and Series B convertible preferred stock: $0.01 par value; stated value and liquidation preference of $101.76 per share for the Series A and $100 per share for the Series B Convertible Preferred Stock; 6% cumulative annual dividend; 130,000 shares authorized, issued and outstanding	2,381	3,552

Stockholders' equity:
Preferred stock: $0.01 par value; 870,000 shares authorized, none issued	-	-
Common stock; $0.001 par value; 100,000,000 shares authorized; 7,951,329 and 7,961,647 shares issued and outstanding as of December 31, 2009 and June 30, 2010, respectively	8	8
Additional paid-in capital	88,539	87,630
Accumulated other comprehensive income	28	(65)
Accumulated deficit	(71,507)	(67,630)
Total stockholders' equity	17,068	19,943

Total liabilities and stockholders' equity	31,625	33,776

Appendix A

	2009				2010
	Q1	Q2	Q3	Q4	Q1	Q2
Ad Revenue ($ - in thousands)

WikiAnswers	3,162	3,400	3,422	4,470	4,489	3,992
ReferenceAnswers	1,567	1,585	1,548	1,530	1,218	1,012
Total	4,729	4,985	4,970	6,000	5,707	5,004

WikiAnswers	67%	68%	69%	75%	79%	80%
ReferenceAnswers	33%	32%	31%	25%	21%	20%
Total	100%	100%	100%	100%	100%	100%

Traffic – Average Daily Page Views

WikiAnswers	5,337,000	6,082,000	6,336,000	8,199,000	8,995,000	8,578,000
ReferenceAnswers	2,982,000	2,965,000	2,857,000	2,737,000	2,737,000	2,399,000
Total	8,319,000	9,047,000	9,193,000	10,936,000	11,732,000	10,977,000

WikiAnswers	64%	67%	69%	75%	77%	78%
ReferenceAnswers	36%	33%	31%	25%	23%	22%
Total	100%	100%	100%	100%	100%	100%

RPM
WikiAnswers	$6.58	$6.14	$5.87	$5.93	$5.55	$5.11
ReferenceAnswers	$5.84	$5.87	$5.89	$6.08	$4.94	$4.64

Appendix B

Explanation of Non-GAAP Financial Measures

This earnings release and the accompanying financial tables include both financial measures in accordance with U.S. generally accepted accounting principles, or GAAP, as well as non-GAAP financial measures. The non-GAAP financial measure we refer to, Adjusted EBITDA, represents net earnings before interest, taxes, depreciation, amortization, gain (loss) resulting from fair value adjustment of warrants, stock-based compensation and foreign currency exchange rate differences. We also refer to Adjusted Cost of Revenue, Adjusted Research and Development, Adjusted Community Development and Marketing, Adjusted General and Administrative and Adjusted Operating Expenses, which are our GAAP expenses, adjusted for the expense items we exclude from Adjusted EBITDA.

We use Adjusted EBITDA as an additional measure of our overall performance for purposes of business decision-making, developing budgets and managing expenditures. It is useful because it removes the impact of our capital structure (interest expense and gain (loss) resulting from fair value adjustment of warrants), asset base (amortization and depreciation), stock-based compensation expenses, taxes and foreign currency exchange rate differences from our results of operations. We believe that the presentation of Adjusted EBITDA provides useful information to investors in their analysis of our results of operations for reasons similar to the reasons why we find it useful and because these measures enhance their overall understanding of the financial performance and prospects of our ongoing business operations. By reporting Adjusted EBITDA, we provide a basis for comparison of our business operations between current, past and future periods, and peer companies in our industry.

More specifically, we believe that removing these impacts is important for several reasons:

·
Amortization of Intangible Assets. Adjusted EBITDA disregards amortization of intangible assets. Specifically, we exclude amortization of intangible assets resulting from the acquisition of WikiAnswers and other related assets in November 2006. This acquisition resulted in operating expenses that would not otherwise have been incurred. We believe that excluding such expenses is significant to investors, due to the fact that they derive from prior acquisition decisions and are not necessarily indicative of future cash operating costs. In addition, we believe that the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations. While we exclude the aforesaid expenses from Adjusted EBITDA we do not exclude revenues derived as a result of such acquisitions. The amount of revenue that resulted from the acquisition of WikiAnswers and other related assets, for the three and six months ended June 30, 2010, was $3.99 million and $8.48 million, respectively. The amount of revenue that resulted from the acquisition of WikiAnswers and other related assets, for the three and six months ended June 30, 2009, was $3.40 million and $6.56 million, respectively.

·
Stock-based Compensation Expense. Adjusted EBITDA disregards expenses associated with stock-based compensation, a non-cash expense arising from the grant of stock-based awards to employees and directors. We believe that, because of the variety of equity awards used by companies, the varying methodologies for determining stock-based compensation expense, and the subjective assumptions involved in those determinations, excluding stock-based compensation from Adjusted EBITDA enhances the ability of management and investors to compare financial results over multiple periods.

·
Depreciation, Interest, Gain (Loss) Resulting from Fair Value Adjustment of Warrants, Taxes and Foreign Currency Exchange Rate Differences. We believe that, excluding these items from the Adjusted EBITDA measure provides investors with additional information to measure our performance, by excluding potential differences caused by variations in capital structures (affecting interest expense), asset composition, and tax positions.

Adjusted EBITDA is not a measure of liquidity or financial performance under GAAP and should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP. Investors are cautioned that there are inherent limitations associated with the use of Adjusted EBITDA as an analytical tool. Some of these limitations are:

·	Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles;

·	Many of the adjustments to Adjusted EBITDA reflect the exclusion of items that are recurring and will be reflected in our financial results for the foreseeable future;

·	Other companies, including other companies in our industry, may calculate Adjusted EBITDA differently than us, thus limiting its usefulness as a comparative tool;

·	Adjusted EBITDA does not reflect the periodic costs of certain tangible and intangible assets used in generating revenues in our business;

·	Adjusted EBITDA does not reflect interest income from our investments in cash and investment securities;

·	Adjusted EBITDA does not reflect gains and losses from foreign currency exchange rate differences;

·	Adjusted EBITDA does not reflect interest expense and other cost relating to financing our business, including gains and losses resulting from fair value adjustment of Redpoint Ventures’ warrants;

·	Adjusted EBITDA excludes taxes, which is an integral cost of doing business; and

·	Because Adjusted EBITDA does not include stock-based compensation, it does not reflect the cost of granting employees equity awards, a key factor in management’s ability to hire and retain employees.

We compensate for these limitations by providing specific information in the reconciliation to the GAAP amounts excluded from Adjusted EBITDA.